Cash equivalents	12 Months Ended
Jun. 30, 2025
Cash equivalents
Cash equivalents

5. Cash equivalents

Accounting policy

Cash equivalents are comprised of short-term highly liquid investments with a maturity of three months or less, that are readily convertible to a known amount of cash and subject to an insignificant risk of changes in value.

	Annual yield	2025	2024

Cash equivalents (R$)	75% to 90% CDI (i)	459,028	881,848
Cash equivalents (COP)	9.45% DTF(ii)	17,361	18,482
Cash equivalents (US$)	0.32% a year(iii)	3,418	11,005

Total cash equivalents		479,807	911,335

(i)        Represents the Brazilian interbank deposit rate, which is an average of the overnight interbank rates in Brazil (the "CDI").

(ii)      Colombian investment rate, which is an average of interbank and corporate finance ("DTF").

(iii)     Average annualized yield obtained in the last year from overseas bank accounts.

Restricted cash

Restricted cash represents cash balances that are not available for immediate use by the Group due to contractual, legal, or regulatory restrictions. As of June 30, 2024, restricted cash totaled R$168,862, entirely related to funds held in Escrow in connection with the Forward Share Purchase Agreements (FPAs). The restricted balance was fully released and settled in cash prior to June 30, 2025, as further described in Note 22.

As of June 30, 2025, restricted cash amounted to R$34,800, corresponding to amounts held in an escrow account established pursuant to contractual arrangements with suppliers.